Exhibit 99.1
National Technical Systems, Inc.
(NASDAQ: NTSC)
Meeting the Growing Demand From Industry and
Government for Skilled Engineering Solutions and Services
January 2012
Sidoti & Company LLC
Semi -Annual New York Micro-Cap Conference
January 9, 2012

Largest independent provider in U.S. of advanced compliance
testing and engineering services to the aerospace, defense,
telecommunications, automotive and high technology markets
Company Overview
2
EMC/EMI Testing
Fire Testing
Mechanical Testing
Environmental Testing
Shock Vibration Testing
RF/Wireless Testing

➢One-stop resource for broad range of services
 ✓ Advanced technical product testing and certification
 ✓ Certifications and data accepted in 21 countries
 ✓ Engineering services for Engineering Services Outsourcing (ESO) market
 ✓ Quality systems registration and supply chain management services
 ✓ Special facilities, tools and capabilities
 ● Munitions, explosives, hazardous materials, ballistic and hydraulic burst tests
 ● Sophisticated data collection tools, very high-speed cameras, Doppler radar
 ● LabInsight on-line customer information portal - test data, status reports, etc.
Company Overview
3
Munitions Testing
Hydraulic Burst Testing

✓ 24 multi-use facilities in U.S., plus facilities in Japan, Germany, Vietnam

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
CT
RI
NJ
MD
DE
1
2

➢Headquartered in Calabasas, CA; 1,100 employees
➢Strategic locations
8
1
1
1
1

1

1

Company Overview

➢Strong competitive position
 ✓ A few large European companies
 ✓ Mostly small, private local or regional labs in U.S.
 ✓ In-house labs
➢Increasing market share
➢National sales force
➢Diversified base of 4,000+ customers
 ✓ Incudes many of the world’s largest/strongest
 ✓ Long-term relationships = consistent year-over-year revenue
Company Overview

hp

NORTHROP GRUMMAN

Honeywell

U.S.ARMY

babcock

PACIFIC SCIENTIFIC

DEPARTMENT OF ENERGY UNITED STATES OF AMERICA

NASA

Raytheon

BOEING

CISCO

GENERAL DYNAMICS

Hamilton Sundstrand
A United Technologies Company

CRANE

NTS

6

Principal Customers Include

Principal Industries Served
■ Aerospace and Defense
■ Telecommunications
■ Consumer
■ Energy
■ Automotive
■ Industrial
■ Medical
■ Other

Aerospace & Defense

Telecom
Telecom
Consumer
Consumer
Other
Other
Medical
Medical
Industrial
Industrial

$160
$140
$120
$100
$80
$60
$40
$20
$ Millions
35%
30%
25%
20%
$91.0
$30.2
25.3%
$100.9
$40.8
26.0%
$119.9
$45.6
26.8%
$122.7
$52.0
27.7%
$144.1
$58.2
27.0%
2007
2008
2009
2010
2011
Revenue
Backlog
Gross Margin %

NTS

FY 2007 - FY 2011 Financial Highlights
➢FY’ 11 revenues up 58% to $144.1 million from $91.0 million in FY’ 07
➢Backlog grew from 33% of sales in FY’ 07 to 40% in FY’11
➢Gross margins improved from 25.3% in FY’ 07 to 27.0% in FY’ 11

$8.0
$6.0
$4.0
$2.0
$0.0
$ Millions
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$ Cents
$0.19
$0.28
$0.31
$0.34
$0.51
$1.8
$2.6
$3.0
$3.3
$5.4
2007
2008
2009
2010
2011
Net Income
Fully Diluted EPS

NTS

FY 2007 - FY 2011 Financial Highlights

1
1Includes one-time $1.7 million, or $0.16 per diluted share, net of tax gain from sale of property
1Includes one-time $1.7 million, or $0.16 per diluted share, net of tax gain from sale of property
2

- Acquisition integration expense and legal costs reduced profitability
- Q4 performance expected to improve over Q3

$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$ Millions
30%
25%
20%
$37.5
$38.0
$40.5
24.7%
23.9%
23.4%
$0.6
$0.7
$0.4
FY'12 Q1
FY'12 Q2
FY'12 Q3
Revenue
Net Income
Gross Margin %

FY 2012 Quarterly Financial Highlights
➢ Revenue up due to diversification and geographic expansion initiatives, offsetting declines due to lower government
 spending/funding delays
➢ Margin declines due in part to underutilization at some facilities and excess completion costs on a large contract

1Results presented are from Continuing Operations
1Results presented are from Continuing Operations
1

Balance Sheet Highlights - 10/31/11

Cash, cash equivalents, investments	$11.3 million
Working capital	$32.5 million
Total assets	$151.4 million
Total debt	$50.0 million
Total equity	$65.0 million

- NTS market share leader in FY[1] 2011 with market share of >25% , which is expected to increase

Laboratory Testing Market Trends in U.S.
➢ NTS estimates FY 2011 annual revenues in its targeted U.S.
 testing market segment at ~$500 to $600 million with stable growth1

NTS
NTS
>25%
>25%
All Others
All Others
<75%
<75%
NTS
NTS
~40%
~40%
All Others
All Others
~60%
~60%
NTS Market Share Growth Estimate FY 2011 - FY 2015
FY 2011
FY 2011
FY 2015
FY 2015
1 Testing market size and growth and NTS’ current and expected market share derived from internal estimates based on industry data gathered by NTS, the Company’s performance and its extensive experience in its testing market segment

➢ Key market drivers - regulatory, cost-effectiveness, time-to-
 market
 ✓ Scarcity of qualified engineers, trend towards greater outsourcing
 ● Engineering projects, new product development, supply chain management
 ✓ Increasing government product safety regulations
 ✓ Third party certification guidelines
➢ Significant barriers to entry
 ✓ Niche specialization, high fixed costs, skilled labor force
 ✓ Expect few new market entrants
➢ Fragmented market with number of smaller participants
 ✓ Acquisition opportunities to expand services and reach
Why NTS is Approaching an Inflection Point

➢Organic growth
 ✓ Increase market share through superior service, new offerings
 ✓ Invest in human resources and physical assets to strengthen NTS
 ✓ Expand sales and marketing program
➢Strategic acquisitions
 ✓ Acquire companies that add significant value to NTS
 ✓ Add new, innovative service offerings to expand repertoire
 ✓ Goal to acquire 1 to 2 companies annually
 ✓ Experienced and proven acquisition team to seek, evaluate, acquire and integrate acquired companies
➢Commitment to aggressively grow NTS until valuation
 metrics improve significantly or strategic exit achieved
Strategy for Growth

➢ ESO market is fast growing, multi-billion dollar market expected to grow at ~26% CAGR
➢ NTS launched initiative in March 2009; currently doing selected design/development ESO projects; drives added testing revenue
➢ Offering more Engineering Services is move up value chain
 ✓ Positions NTS to provide higher-value, higher-margin services
DESIGN
DEVELOP
TEST
Engineering
Services
Engineering
& Evaluation
NTS Engineering Services (“ESO”) Initiative

➢Growing source of additional revenue
➢Leverages Company’s large customer base
➢Moves NTS up the services value chain
➢Margins can increase - not a commodity business
➢Develops closer working relationships with customers
➢Drives additional NTS testing business
Why Engineering Services Outsourcing?

➢Chicago-based Ingenium Testing in July 2011
 ✓ $12.5 million in cash, plus performance earn out
 ✓ 12 fully-automated test chambers in one of the most modern
 EMC/EMI testing facilities in North America
 ✓ Customer base, capabilities and services in aerospace, heavy industry, automotive markets, all among NTS' core competencies
 ✓ Gives NTS major presence in the very important Chicago region
 ● Includes Wisconsin, Indiana, Michigan, Illinois
 ● Second largest U.S. market for NTS' testing and engineering services
 ✓ Plan to expand facilities and resources
Recent Strategic Acquisitions

➢Pittsfield, MA-based Lightning Technologies in Sept
 2011
 ✓ $6.0 million in cash, plus performance earn out
 ✓ Engineering services and testing laboratory specializing in lightning protection
 ✓ Customer base, capabilities and services in aerospace, construction, wind power generation markets, complements current capabilities
 ✓ Expands NTS’ commercial aerospace business, strengthens non-
 defense industry businesses
 ✓ NTS currently only U.S. firm that can test, certify commercial aircraft to meet all requirements of FAA’s specification DO160
Recent Strategic Acquisitions

➢Q4 FY 2012
 ✓ Performance expected to improve from Q3 FY 2012
 ● Gross margins expected to increase
 ● SG&A expected to increase due to expanded sales program
➢FY 2013
 ✓ Revenues expected to increase to $164 million to $169 million
 ● Expected revenues do not include any FY 2013 acquisitions
 ✓ SG&A as a percentage of sales expected to decline from FY 2012
 ● Acquisition and legal cost expected to decline
 ✓ Additional guidance metrics including expected ranges of EBITDA and gross margins to be provided in early February 2012
 ✓ Plan to update quarterly
Outlook

➢ Largest independent, advanced technical testing services
 company in U.S. with experienced/effective management team
➢ Strong competitive position with increasing market share
➢ Diversified base of 4,000+ customers; international presence
➢ Increasing trends towards outsourcing testing, registration, engineering services driving market
➢ Acquisition opportunities to expand business
➢ Solid 5-year growth trends, positive outlook for FY 2013
➢ Committed to aggressively grow NTS until valuation metrics improve substantially or strategic exit achieved
Summary

Forward Looking Statements
The content of this presentation and statements made and/or answers given to questions during this presentation that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including risks associated with uncertainties pertaining to customer orders, demand for services and products, development of markets for the companies'
services and products, market growth and other risks identified in the companies'
SEC filings. Actual results, events and performance may differ materially.
Participants in this presentation are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
January 2012

National Technical Systems, Inc.
(NASDAQ: NTSC)
Meeting the Growing Demand From Industry and
Government for Skilled Engineering Talent and Services
January 2012
Sidoti & Company LLC
Semi -Annual New York Micro-Cap Conference
January 9, 2012